UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

On March 28, 2013, the Registrant and Tangiers Investors, LP ("Tangiers", or “the Lender”) executed an Amendment No. 2 (the “Amendment No. 2”) to the Securities Purchase Agreement (the “Agreement”, or the “Equity Line”) with Tangiers dated October 7, 2009 and subsequently deemed effective on January 24, 2011.

As set forth in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2013, the Agreement, as amended, provides the Registrant with the right, but not the obligation, to draw down on the Equity Line by selling to Tangiers shares of the Registrant’s common stock for a total aggregate purchase price of up to $10 Million over a five year period from the Effective Date of January 24, 2011.

The dollar amount of each Advance is based upon the average daily trading volume in dollar amount during the ten (10) trading days preceding the Advance Note date (the “Base Amount”).  Tangiers shall have the option to decline any Advance Notice that exceeds 300% of the Base Amount.  Notwithstanding the foregoing no Advance will be made in an amount lower than the Minimum Advance Amount of Ten Thousand Dollars ($10,000) or higher than the Maximum Advance Amount of Two Hundred and Fifty Thousand Dollars ($250,000).

Upon receipt from the Registrant of a duly signed Advance Notice, Tangiers will pay the Registrant 90% of the lowest volume weighted average price of the Registrant's common  stock during the 5 day pricing period following each Advance Notice as quoted by Bloomberg, LP on the OTCBB/OTCQB (the “Market Price”).  The Amendment also provides that any Advance Notice that exceeds the Base Amount by up to 200% will be further discounted by 7.5% (or 82.5% of the Market Price), and any Advance Notice in excess of 200% of the Base Amount will be further discounted by an additional 7.5% (or 75% of the Market Price).

The purpose of this Amendment No. 2 is to clarify the provisions of Amendment No 1 with regard to Item 1.5 of Amendment No. 1 pertaining to the Minimum Amount, and to state clearly and without ambiguity that in the event the Base Amount of any Advance Notice, defined as the average daily dollar volume of the Registrant’s stock during the 10 day period preceding the Advance Notice, is less than the Minimum Amount, defined as $10,000 in Section 1.17 of the Agreement, as amended, then said Base Amount shall be equal to the Minimum Amount.  The Amendment No. 2 further clarifies and specifies that the effective date of the Amendments shall be January 24, 2013.

All other terms of the Agreement remain in effect.

The above described Amendment No. 2 is attached hereto and incorporated by reference as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Tangiers Securities Purchase Agreement dated October 7, 2009, as previously filed with the Company’s filing of Form S-1, SEC file number 333-164860, filed on February 11, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Amendment No. 1 to the Securities Purchase Agreement with Tangiers Investors, LP dated January 28, 2013, as previously filed with the Company’s filing of Form 8-K, SEC file number  000-54213, filed on February 5, 2013, and incorporated by this reference as an exhibit to this Form 8-K

10.3	Amendment No. 2 to the Securities Purchase Agreement with Tangiers Investors, LP dated March 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: March 28, 2013